UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K /A

(Amendment No. 1)

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

GENIUS BRANDS INTERNATIONAL, INC.

(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 3111 Camino del Rio North, Suite 400, San Diego, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 92108 (Zip Code)

Registrant’s telephone number, including area code: (858) 450-2900

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 (the “Amendment”) on Form 8-K/A to Genius Brands International, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2013 (the “Form 8-K”) is to include Exhibits 99.1, 99.2 and 99.3.

No other changes have been made to the Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K, except as otherwise set forth above.

Item 1.01     Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The Merger

On November 15, 2013, Genius Brands International, Inc., a Nevada corporation (“we” or the “Company”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with A Squared Entertainment LLC, a Delaware limited liability company (“A Squared”), A Squared Holdings LLC, a California limited liability company and sole member of A Squared (the “Parent Member”) and A2E Acquisition LLC, our newly formed, wholly-owned Delaware subsidiary (“Acquisition Sub”). Upon closing of the transactions contemplated under the Merger Agreement (the “Merger”), which occurred concurrently with entering into the Merger Agreement, our Acquisition Sub merged with and into A Squared, and A Squared, as the surviving entity, became a wholly-owned subsidiary of the Company.  As a result of the Merger, the Company acquired the business and operations of A Squared.  A Squared is a children’s entertainment production company that produces original content for children and families that provide entertaining and educational media experiences. A Squared also creates comprehensive consumer product programs in the forms of toys, books and electronics. A Squared works with broadcasters, digital and online distributors and retailers worldwide as well as major toy companies, video game companies and top licensees in the kids and family arena.

Pursuant to the terms and conditions of the Merger:

•	At the closing of the Merger, the membership interests of A Squared issued and outstanding immediately prior to the closing of the Merger were cancelled and the Parent Member received shares of our common stock. Accordingly, an aggregate of 297,218,237 shares of our common stock were issued to the Parent Member.

•	Upon the closing of the Merger, Klaus Moeller resigned as the Company’s Chief Executive Officer and Chairman and Larry Balaban resigned as the Company’s Corporate Secretary, and simultaneously with the effectiveness of the Merger, Andrew Heyward was appointed as the Company’s Chief Executive Officer, Amy Moynihan Heyward was appointed as the Company’s President and Gregory Payne was appointed as the Company’s Corporate Secretary. Mr. Moeller remains a director of the Company.

•	Effective upon the Company’s meeting its information obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Michael Meader, Larry Balaban Howard Balaban and Saul Hyatt will resign as directors of the Company and Andrew Heyward, Amy Moynihan Heyward, Lynne Segall, Jeffrey Weiss, Joseph “Gray” Davis, William McDonough and Bernard Cahill will be appointed as directors of the Company.

In connection with the Merger, the Parent Member, Andrew Heyward and Amy Moynihan Heyward each executed a lockup agreement pursuant to which they agreed to refrain from selling or transferring securities of the Company they own for a period of time beginning on the closing date of the Merger and ending 90 days after the effective date of the Company’s registration statement filed pursuant to the Financing Registration Rights Agreement (as discussed below). Additionally, the Company and the Parent Member entered into a Registration Rights Agreement (the “Merger Registration Rights Agreement”) pursuant to which the Company granted the Parent Member demand registration rights and piggy back registration rights at any time following (18) months from the date of the closing of the Merger.

At the closing of the Merger, the Company sold an aggregate of 29,642,857 shares of shares of its common stock, $0.001 par value per share (the “Common Stock”) in a private placement (the “Private Placement”) to certain investors (the “Investors”) at a per share price of $0.035 for gross proceeds to the Company of $1,037,500. The shares of Common Stock issued in the Private Placement are subject to price protection and “most favored nations” protection for a period equal to the lesser of three (3) years from the closing of the Private Placement or until no Investor holds any Common Stock purchased in the Private Placement, in the event the Company issues securities at a per share price of less than $0.035 per share, subject to certain exceptions, or otherwise issues securities to new investors whereby the Investors reasonably believe that the terms and conditions appurtenant to such issuance or sale are more favorable to that which were received by the Investors. In connection with the Private Placement, the Company’s pre-Merger officers and directors executed lockup agreements pursuant to which they agreed to refrain from selling or transferring the shares of securities of the Company for a period of beginning on the closing date of the Merger and ending 90 days after the effective date of the Company’s registration statement filed pursuant to the Financing Registration Rights Agreement (as discussed below), subject to certain leak-out provisions.

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In connection with the Private Placement, the Company and the Investors entered into a Registration Rights Agreement (the “Financing Registration Rights Agreement”) pursuant to which the Company agreed to file a “resale” registration statement with the Securities and Exchange Commission (the “SEC”) covering all shares of Common Stock sold in the Private Placement within 90 days of the closing of the Private Placement (the “Filing Date”).  The Company has agreed to maintain the effectiveness of the registration statement from the effective date until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 125 days (the “Effectiveness Date”) of the Filing Date.

The Company is obligated to pay to Investors a fee of 1% per month of the Investors’ investment, payable in cash, for every thirty (30) day period up to a maximum of 6% upon the occurrence of certain events, including, (i) following the Filing Date that the registration statement has not been filed and (ii) following the Effectiveness Date that the registration statement has not been declared effective.

The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement and the Merger Registration Rights Agreement, which is filed as Exhibit 10.1 and 10.2, respectively hereto and which are incorporated herein by reference.

The foregoing description of the Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Securities Purchase Agreement and Financing Registration Rights Agreement filed as Exhibits 10.3 and 10.4, respectively hereto and which are incorporated herein by reference.

Following the closing of the Merger, we will continue to be a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by the SEC.

Changes to the Board of Directors and Executive Officers.  On November 15, 2013, effective upon the closing of the Merger, Klaus Moeller resigned as the Company’s Chief Executive Officer and Chairman and Larry Balaban resigned as the Company’s Corporate Secretary, and simultaneously with the effectiveness of the Merger, Andrew Heyward was appointed as the Company’s Chief Executive Officer, Amy Moynihan Heyward was appointed as the Company’s President and Gregory Payne was appointed as the Company’s Corporate Secretary. Mr. Moeller remains a director of the Company. Effective upon the Company’s meeting its information obligations under the Exchange Act, Michael Meader, Larry Balaban Howard Balaban and Saul Hyatt will resign as directors of the Company and Andrew Heyward, Amy Moynihan Heyward, Lynne Segall, Jeffrey Weiss, Joseph “Gray” Davis, William McDonough and Bernard Cahill will be appointed as directors of the Company.

  On November 15, 2013, the Company entered into an employment agreement with Andrew Heyward (the “Andrew Heyward Employment Agreement”), whereby Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $200,000.  Additionally, under the terms of the Andrew Heyward Employment Agreement, Mr. Heyward shall be eligible for an annual bonus if the Company meets certain criteria, as established by the Board of Directors.  Mr. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure, a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the Andrew Heyward Employment Agreement, Mr. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies.

On November 15, 2013, the Company entered into an employment agreement with Amy Moynihan Heyward (the “Amy Heyward Employment Agreement”), whereby Ms. Heyward agreed to serve as the Company’s President for a period of five years, subject to renewal, in consideration for an annual salary of $180,000.  Additionally, under the terms of the Amy Heyward Employment Agreement, Ms. Heyward shall be eligible for an annual bonus if the Company meets certain criteria, as established by the Board of Directors. Ms. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with her employment and the Company may take out and maintain during the term of her tenure, a life insurance policy in the amount of $1,000,000. During the term of her employment and under the terms of the Amy Heyward Employment Agreement, Ms. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies.

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The foregoing description of the Andrew Heyward Employment Agreement and the Amy Heyward Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Andrew Heyward Employment Agreement and the Amy Heyward Employment Agreement filed as Exhibits 10.5 and 10.6, respectively hereto and which are incorporated herein by reference.

Andrew Heyward, 64, co-founded DIC Animation City in 1983 and served as its Chief Executive Officer until its sale in 1993. Mr. Heyward purchased DIC Entertainment L.P. and DIC Productions L.P, corporate successors to the DIC Animation City business in 2000 and served as the Chairman and Chief Executive Officer of their acquiring company DIC Entertainment Corporation, until its sale in 2008. Mr. Heyward co-founded A Squared in 2009 and has served as its Co-President since inception. Mr. Heyward earned a Bachelor of Arts degree in Philosophy from UCLA and is a member of the Producers Guild of America, the National Academy of Television Arts and the Paley Center (formerly the Museum of Television and Radio). Mr. Heyward gave the Commencement address in 2011 for the UCLA College of Humanities, and was awarded the 2002 UCLA Alumni Association's Professional Achievement Award.  He has received multiple Emmys and other awards for Children’s Entertainment.  He serves on the Board of Directors of the Cedars Sinai Medical Center.

Amy Moynihan Heyward, 46, is the founder and has been the President of A Squared since 2009. Prior the formation of A Squared, Ms. Heyward served as the Vice President of Marketing at the Los Angeles Times from 2006 to 2008 and from 2003 to 2006, Ms. Heyward served as the director of global marketing for McDonald’s Corporation. From 2002 to 2003, Ms. Moynihan handled promotions and sponsorships for Hasbro, Inc. and from 1994 to 2000, Ms. Heyward worked in various marketing posts for Disney. Ms. Heyward received degrees in Marketing Communications and Journalism from Northeastern University and sits on the Boards of Directors of LA’s Best and After School All-Stars.

Gregory Payne, 59, has been the Chief Operating Officer and General Counsel to A Squared Entertainment LLC since October 2011 and A Squared Holdings LLC since March 2009. He was an attorney in private practice and the Chairman of Foothill Entertainment, Inc. from 2000 to present. Mr. Payne served as Senior Vice President Legal and Business Affairs to DIC Animation City, DIC Entertainment L.P. and DIC Productions L.P. variously during the period from 1986 to 1998 and was an attorney in private practice from 1978 until 1986. Mr. Payne is a director and 50% shareholder of Foothill Entertainment Inc. Mr. Payne received his Juris Doctorate from Stanford Law School.

Except that Andrew Heyward is the spouse of Amy Moynihan Heyward, none of the Company’s executive officers or directors have any family relationship with any other executive officers or directors of the Company. There are no arrangements or understandings between either Andrew Heyward or Amy Moynihan Heyward and any other person pursuant to which such person was appointed as an officer or director of the Company, except as otherwise described herein.  There have been no related party transactions in the past two years in which the Company or any of its subsidiaries was or is to be a party, in which either Andrew Heyward or Amy Heyward has, or will have, a direct or indirect material interest, except as described herein. Amy Heyward and Andrew Heyward are the founders and officers of A Squared. Additionally, Amy Moynihan Heyward and Andrew Heyward own 95% of the outstanding membership interests of the Parent Member.

Pre-Merger Officer and Directors

In connection with the Merger, the Company and Klaus Moeller entered into a termination agreement to terminate Mr. Moeller’s employment agreement dated as of October 29, 2013 (the “Moeller Employment Termination Agreement”). Under the terms of the Moeller Employment Termination Agreement, Mr. Moeller agreed to cancel options to purchase an aggregate of up to 1,950,000 shares of the Common Stock.

The foregoing description of the Moeller Employment Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Moeller Employment Termination Agreement filed as Exhibit 10.7 hereto and which is incorporated herein by reference.

In connection with the Merger, the Company and certain of our pre-merger directors agreed to cancel outstanding options to purchase up to an aggregate of 5,850,000 shares of Common Stock.

In connection with the Merger, the Company entered into Salary Conversion Agreements with each of Klaus Moeller, Jeanene Morgan, Larry Balaban, Howard Balaban and Michael Meader pursuant to which such individuals agreed to convert an aggregate of approximately $612,442.62 in accrued but unpaid salaries into an aggregate of 12,414,516 shares of Common Stock.

The foregoing description of the salary conversions does not purport to be complete and is qualified in its entirety by reference to the complete text of the salary conversion agreements with each of Mr. Moeller, Ms. Morgan, Mr. Larry Balaban, Mr. Howard Balaban and Mr. Meader, which are filed as Exhibits 10.8, 10.9, 10.10, 10.11 and 10.12, respectively hereto and which are incorporated herein by reference.

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Consulting Agreements

In connection with the Merger, the Company entered into a marketing consultation agreement with Girlilla Marketing LLC (“Girlilla” and the agreement the “Girlilla Consulting Agreement”) pursuant to which Girlilla agreed to provide certain strategic digital marketing services in consideration for 1,000,000 shares of Common Stock (the “Girlilla Shares”), which shall vest as follows: 200,000 shares upon execution of the Girlilla Consulting Agreement, 200,000 shares on January 15, 2014, 200,000 shares on March 15, 2014, 200,000 shares on June 15, 2014 and 200,000 shares on September 14, 2014.

Additionally, the Company entered into an engagement letter with ROAR LLC (“ROAR” and the engagement letter, the “ROAR Engagement Letter”) pursuant to which ROAR agreed to provide the Company will services, including the development of a business development strategy, for a period of 18 months. In consideration for its services, the Company agreed to pay ROAR 6,749,175 shares of Common Stock (the “ROAR Shares”) which shall vest as follows: 2,000,000 shares upon execution of the ROAR Engagement Letter, 2,000,000 shares on January 15, 2014, 1,374,588 shares on September 15, 2014 and 1,374,587 shares on March 15, 2015.

Bernard Cahill is the founder of ROAR and ROAR owns 65% of Girlilla. Mr. Cahill will be appointed a director of the Company upon the Company meeting its information requirements under the Exchange Act.

The foregoing description of the Girlilla Agreement and the ROAR Engagement Letter does not purport to be complete and is qualified in its entirety by reference to the complete text of the ROAR Engagement Letter and the Girlilla Agreement filed as Exhibits 10.13 and 10.14, respectively hereto and which are incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

Merger

The information set forth in Item 2.01 is incorporated by reference herein.

Private Placement

The information set forth in Item 2.01 is incorporated by reference herein.

Consulting Agreements

The information set forth in Item 2.01 is incorporated by reference herein.

Bridge Conversion

On November 15, 2013, the Company issued an aggregate of 44,861,260 shares of Common Stock to holders of its 12% convertible promissory notes, in the aggregate principal amount of $530,000, plus accrued but unpaid interest of $13,718.51 (the “Bridge Notes”) in connection with the automatic conversion of the Bridge Notes upon consummation of the Merger, which qualified as an “Acquisition Transaction” under the terms of the Bridge Notes.

Salary Conversions

The information set forth in Item 2.01 is incorporated by reference herein.

Debt Conversions

On November 15, 2013, the Company issued an aggregate of 7,323,707shares of Common Stock to Klaus Moeller, Michael Meader, Larry Balaban and Howard Balaban in consideration for the cancellation of an aggregate of $256,329.76 in loans and accrued but unpaid interest thereon made to the Company by such individuals.

Debenture Conversion

On November 15, 2013, the Company issued an aggregate of 92,943,387 shares of Common Stock to holders of its 16% senior secured convertible debentures, in the aggregate principal amount of $1,088,333.32, plus accrued but unpaid interest in the aggregate amount of $38,140.54 (the “Debentures”), in connection with the automatic conversion of the Debentures upon consummation of the Merger, which qualified as an “Acquisition Transaction” under the terms of the Debentures, as amended.

  The securities referenced above were issued to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws.

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2013, the Company’s Board of Directors approved an amendment to the Company’s bylaws (the “Bylaw Amendment”) in order to “opt-out” of Section 78.378 et seq. of the Nevada Revised Statutes.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaw Amendment filed as Exhibit 3.1 hereto and which is incorporated herein by reference.

On November 15, 2013, the Company’s Board of Directors approved for submission to the Company’s stockholders, an amendment to the Company’s Articles of Incorporation, as amended, in order to classify the Company’s Board of Directors into two classes, such that 25% of the Board shall be elected annually and 75% of the Board shall be elected every three years.

Item 9.01     Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), (i) audited financial statements for the fiscal years ended December 31, 2012 and 2011, and (ii) unaudited financial statements for the nine-month interim period ended September 30, 2013 will be filed within 71 days of the filing of this Current Report.

(b)       Pro Forma Financial Information.  In accordance with Item 9.01(b), our pro forma financial statements will be filed within 71 days of the filing of this Current Report.

(d)       Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amendment to Bylaws dated November 15, 2013*
10.1	Agreement and Plan of Reorganization between Genius Brands International, Inc., A Squared Entertainment LLC, A Squared Holdings LLC and A2E Acquisition LLC dated November 15, 2013*
10.2	Registration Rights Agreement dated November 15, 2013 between Genius Brands International, Inc. and A Squared Holdings LLC*
10.3	Form of Securities Purchase Agreement*
10.4	Form of Registration Rights Agreement between Genius Brands International, Inc. and the Investors signatory thereto*
10.5	Employment Agreement dated November 15, 2013 between Genius Brands International, Inc. and Andrew Heyward*
10.6	Employment Agreement dated November 15, 2013 between Genius Brands International, Inc. and Amy Moynihan Heyward*
10.7	Termination Agreement dated November 15, 2013 between Genius Brands International, Inc. and Klaus Moeller*
10.8	Salary Conversion Agreement dated November 14, 2013 between Genius Brands International, Inc. and Klaus Moeller*
10.9	Salary Conversion Agreement dated November 14, 2013 between Genius Brands International, Inc. and Jeanene Morgan*
10.10	Salary Conversion Agreement dated November 14, 2013 between Genius Brands International, Inc. and Larry Balaban*
10.11	Salary Conversion Agreement dated November 14, 2013 between Genius Brands International, Inc. and Howard Balaban*
10.12	Salary Conversion Agreement dated November 14, 2013 between Genius Brands International, Inc. and Michael Meader*
10.13	Engagement Letter dated November 15, 2013 between Genius Brands International, Inc. and ROAR LLC*
10.14	Consulting Agreement dated November 15, 2013 between Genius Brands International, Inc. and Girlilla Marketing LLC*
99.1	A Squared Holdings, LLC Consolidated Audited Financial Statements for the fiscal years ended December 31, 2012 and 2011
99.2	A Squared Entertainment, LLC Unaudited Financial Statements for the Nine Months ended September 30, 2013
99.3	Unaudited Pro Forma Condensed Combined Financial Information

*Incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: January 29, 2014	By:	/s/ Jeanene Morgan
Name: Jeanene Morgan Title: Chief Financial Officer

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